EXECUTION VERSION

AMENDMENT NUMBER ONE

to the

THIRD AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT

Dated as of June 7, 2022,

among

OP SPE BORROWER PARENT, LLC,

OP SPE PHX1, LLC,

OP SPE TPA1, LLC,

WELLS FARGO BANK, N.A.

and

CITIBANK, N.A.

This AMENDMENT NUMBER ONE (this “Amendment Number One”) is made this 8th day of December, 2022 (the “Amendment Effective Date”), among OP SPE BORROWER PARENT, LLC (“Parent Borrower”), OP SPE PHX1, LLC and OP SPE TPA1, LLC; (each, a “Borrower” and collectively with Parent Borrower, “Borrowers”) and CITIBANK, N.A. (“Lender”), and acknowledged by WELLS FARGO BANK, N.A. (“Calculation Agent” and “Paying Agent”), to the Third Amended and Restated Master Loan and Security Agreement, dated as of June 7, 2022, among Borrowers, Lender and Calculation Agent and Paying Agent (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

RECITALS

WHEREAS, Borrowers and Lender have agreed to amend the Loan Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Borrowers represent to Lender that the Relevant Parties are in full compliance with all of the terms and conditions of the Loan Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1.
Amendments. Effective as of the Amendment Effective Date, the Loan Agreement is hereby amended as follows:
(a)
Section 1.01 of the Loan Agreement is hereby amended by deleting the definition of “Loan Documents” in its entirety and replacing it with the following:

“Loan Documents” shall mean collectively, this Loan Agreement, the Note, the Guaranty, the Diligence Agent Agreement, each Asset Management Agreement, each Assignment of Asset Management Agreement, each Mezzanine Financing Intercreditor Agreement (if applicable), the Pricing Side Letter, the Collection Account Control Agreement, the Concentration Account Control Agreement, each Pledge Agreement, the PRES License Agreement, the PRES Side Letter, and each other agreement entered into by a Borrower, on the one hand, and Lender and/or any of its Affiliates or Subsidiaries on the other, and all other Governing Documents related to each Borrower and

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Parent SPE, and the executed Power of Attorney in the form of Exhibit I for each Borrower, in connection herewith or therewith, in each case as such agreement may be amended and in effect from time to time.

(b)
Section 1.01 of the Loan Agreement is hereby amended by adding the following new definition of “Required Reserve Amount” in the appropriate alphabetical order:

“Required Reserve Amount” shall mean, as of any date of determination, with respect to Properties that have been subject to Advances for greater than 180 days following the applicable Funding Date, (i) during the period beginning on the Amendment No. 1 Effective Date through (and including) March 31, 2023, an amount equal to six (6) months of interest due under this Loan Agreement with respect to each such Property, based on the amount of the Advances outstanding on such day and (ii) at all other times, an amount equal to three (3) months of interest due under this Loan Agreement with respect to each such Property, based on the amount of the Advances outstanding on such day. At all times, the Collection Account shall contain funds in an amount equal to the Required Reserve Amount, and such funds shall be held for the benefit of Lender.

(c)
Section 3.03(i) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

(i) For federal income tax purposes (i) the Collection Account will be owned by OP SPE Borrower Parent, LLC (the “Account Owner”). The Account Owner shall provide Wells Fargo, in its capacity as Paying Agent with (i) an IRS Form W-9 or appropriate IRS Form W-8 by the Effective Date, and (ii) any additional IRS forms (or updated versions of any previously submitted IRS forms) or other documentation at such time or times required by applicable law or upon the reasonable request of Wells Fargo as may be necessary (a) to reduce or eliminate the imposition of U.S. withholding taxes to the Account Owner and (b) to permit Wells Fargo to fulfill its tax reporting obligations under applicable law with respect to the Collection Account, or any amounts paid to the Account Owner. If any IRS form or other documentation previously delivered by an Account Owner becomes obsolete or inaccurate in any respect (including without limitation in connection with the transfer of any beneficial ownership interest in Borrower), the Account Owner shall timely provide to Wells Fargo in its capacity as Paying Agent accurately updated and complete versions of such IRS forms or other documentation. Wells Fargo, both in its individual capacity and in its capacity as Paying Agent, shall have no liability to the Account Owner or any other person in connection with any tax withholding amounts paid or withheld from the Collection Account pursuant to applicable law arising from the Account Owner’s failure to timely provide an accurate, correct and complete IRS Form W-9, an appropriate IRS Form W-8 or such other documentation contemplated under this paragraph.

(d)
Section 3.05(b) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

(b) To the extent that no Default or Event of Default has occurred and is continuing, the Paying Agent shall on each Payment Date, Funding Date and Repayment Date (in accordance with the Payment Date Report as approved by the Lender in accordance with Section 3.05(d) below), apply such Income on deposit in the Collection Account in the following order of priority:

first, to Paying Agent, for the account of the appropriate Agent or Diligence Agent, as applicable, any regularly scheduled fees, expenses, and any Calculation Agent Indemnity Amounts and Paying Agent Indemnity Amounts due and owing to the Agents

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or Diligence Agent, as applicable (including, without limitation, the Calculation Agent Fee, the Paying Agent Fee and the Diligence Agent Fee);

second, to pay to Paying Agent, for the account of Lender an amount equal to any fees (other than any Commitment Fee), expenses and indemnity amounts due to Lender;

third, only if such date is a Payment Date, to pay to Paying Agent, for the account of Lender an amount equal to the amount of any Commitment Fee for such period and any accrued and unpaid interest on the Loans for the Interest Period then ending;

fourth, to pay Paying Agent, for the account of Lender an amount equal to reduce the outstanding Advances with respect to any Properties that have been sold or transferred to zero;

fifth, to pay to Paying Agent, for the account of Lender an amount sufficient to eliminate any Borrowing Base Deficiency;

sixth, to pay to Paying Agent, for the account of Lender and held in the Collection Account an amount necessary to fully satisfy the Required Reserve Amount;

seventh, to pay to Asset Manager an amount equal to the Asset Management Fees and permitted expenses then due and owing to Asset Manager in accordance with the Loan Documents; and

eighth, 100% of the remaining amount less the Required Reserve Amount shall be paid to or at the direction of Borrowers.

(e)
Clause (iii) of Section 4.01(b) of the Loan Agreement are hereby amended by deleting such clause in its entirety and replacing it with the following:

(iii) the Concentration Account, the Collection Account and all Income relating to the Pledged Equity or the Contributed Properties;

(f)
Section 5.02(t) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

(t) The Required Reserve Amount is maintained in the Collection Account;

(g)
Section 7.16 of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

7.16 Financial Covenants.

(a) The Borrowers shall comply with the financial covenants set forth in Section 3(a) of the Pricing Side Letter.

(b) The Borrowers shall maintain the Required Reserve Amount in the Collection Account at all times.

Section 2.
Effectiveness. This Amendment Number One shall become effective as of the date that Lender shall have received:

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(a)
counterparts of this Amendment Number One duly executed by each of the parties hereto; and
(b)
counterparts of that certain Amendment Number One to the Third Amended and Restated Pricing Side Letter, dated as of the date hereof, duly executed by each of the parties thereto.
Section 3.
Fees and Expenses. Borrowers jointly and severally agree to pay to Lender all reasonable out of pocket costs and expenses incurred by Lender in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of Lender’s legal counsel) in accordance with Section 14.03 of the Loan Agreement.
Section 4.
Representations. Borrowers hereby represent to Lender that as of the date hereof, the Relevant Parties are in full compliance with all of the terms and conditions of the Loan Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.
Section 5.
Binding Effect; Governing Law. This Amendment Number One shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
Section 6.
Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties agree this Amendment Number One, any documents to be delivered pursuant to this Amendment Number One and any notices hereunder may be transmitted between them by e-mail and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files and signatures executed using third party electronic signature capture service providers, which comply with the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state law based on the Uniform Electronic Transactions Act, shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.
Section 7.
Limited Effect. Except as amended hereby, the Loan Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

OP SPE BORROWER PARENT, LLC,

as Parent Borrower

By: /s/ Michael S. Burnett
Name: Michael S. Burnett
Title: Chief Financial Officer

[Amendment Number One to Third A&R MLSA (Citi-Offerpad) (2022)]

OP SPE PHX1, LLC

as a Borrower

By: /s/ Michael S. Burnett
Name: Michael S. Burnett
Title: Chief Financial Officer

[Amendment Number One to Third A&R MLSA (Citi-Offerpad) (2022)]

OP SPE TPA1, LLC

as a Borrower

By: /s/ Michael S. Burnett
Name: Michael S. Burnett
Title: Chief Financial Officer

[Amendment Number One to Third A&R MLSA (Citi-Offerpad) (2022)]

CITIBANK, N.A.,

as Lender

By: /s/ Arunthathi Theivakumaran
Name: Arunthathi Theivakumaran
Title: Vice President

[Amendment Number One to Third A&R MLSA (Citi-Offerpad) (2022)]

Acknowledged as of the date first above written:

WELLS FARGO BANK, N.A., as Calculation Agent and Paying Agent

By: Computershare Trust Company, N.A., as Agent

By: /s/ Arunthathi Theivakumaran

Name: Jessica Wuomos

Title: Vice President

[Amendment Number One to Third A&R MLSA (Citi-Offerpad) (2022)]